                                                                 EXHIBIT 10.2

                            STANDARD LEASE AGREEMENT
                               (SINGLE-TENANT-NET)


1.       BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, November 19, 1998, is made by and between On Santa Fe Partners, LLC, a California limited liability company ("LESSOR") and The Sirena Apparel Group, Inc., a Delaware corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 2825 South Santa Fe Avenue located in the City of Vernon, County of Los Angeles, State of California, and generally described as an approximately 207,000 square foot single-story concrete tilt-up industrial/manufacturing building, including approximately 350 existing parking spaces and various loading and unloading areas, driveways and easements appurtenant thereto ("PREMISES"). (See also Paragraph 2)

         1.3 TERM: Seven (7) years and no (-0-) months ("ORIGINAL TERM") commencing June 1, 1999 ("COMMENCEMENT DATE") and ending May 31, 2006 ("EXPIRATION DATE"). (See also Paragraph 3)

         1.4 EARLY POSSESSION: The date specified for possession of that portion of the Premises as set forth on Exhibit A ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

         1.5 BASE RENT: A fixed amount per month ("BASE RENT"), payable in advance on the first (1st) day of each month commencing December 1, 1998, in the following amounts:


Schedule Date                                   Base Rent per Month       Months
-------------                                   -------------------       ------
12/1/98-12/31/98                                     $13,887.50             N/A
1/1/99-5/31/99                                       $34,725.00             N/A
6/1/1999-2/28/2001                                   $62,500.00            1-21
3/1/2001-8/31/2003                                   $68,310.00           22-51
9/1/2003-5/31/2006                                   $76,600.00           52-84

(See also Paragraph 4)

         1.6 BASE RENT PAID UPON EXECUTION: $62,500.00 as Base Rent for the month of June, 1998.

         1.7 SECURITY DEPOSIT: $76,600.00 ("SECURITY DEPOSIT"). (See also Paragraph 5)

         1.8 AGREED USE: Manufacturing, warehousing and distribution of apparel, and related uses. (See also Paragraph 6)

         1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein.

(See also Paragraph 8)

         1.10 REAL ESTATE BROKERS:  (See also Paragraph 15)

                  (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[X] Investment Development Services, Inc. represents Lessor ("LESSOR'S BROKER");

[X] David Kleiman of Equis of California represents Lessee exclusively
    (LESSEE'S BROKER"); or

[ ] represents both Lessorand Lessee ("DUAL AGENCY").

                  (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay Lessor's Broker and Lessee's Broker the fee agreed to in their separate written agreements.

         1.11 EXHIBITS. Attached hereto is an Exhibit A, all of which constitute a part of this Lease.

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

         2.2 CONDITION. Lessor shall deliver each portion of the Premises (as described in Section 3.2 below) to Lessee broom clean and free of debris on the Early Possession Date ("START DATE"), and warrants that the plumbing, electrical, roof, mechanical and existing HVAC systems as applicable to that portion of the Premises so delivered shall be in good operating condition on the Start Date. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. As a condition to the effectiveness of the foregoing warranty, Lessee agrees to participate during normal business hours after reasonable prior notification from Lessor in a walk-through of each portion of the Premises as the same is made available by the vacation of the Existing Lessee pursuant to Exhibit A. When the Existing Lessee gives notice to Lessor of the vacation of a portion of the Premises, representatives of Existing Lessee, Lessor and Lessee shall schedule a walk-through (no later than 3 business days thereafter) and if any part thereof is found to be not in accordance with the terms of the warranty, Lessor and Lessee shall prepare a comprehensive "punch-list" of items to be completed or corrected by Lessor. If, after the Start Date, Lessee does not give Lessor written notice of any further non-compliance with this warranty within: (i) six
(6) months as to the existing HVAC systems, or (ii) thirty (30) days as to the remaining systems, correction of any non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 COMPLIANCE. As of the date hereof, Lessor has provided to Lessee and Lessee acknowledges receipt of the following reports (the "Inspection Reports"): (i) Phase I and Phase II Environmental Site Assessment Reports dated as of January 27, 1998 and January 23, 1998, respectively, (ii) Independent Roofing Consultants (IRC) roof inspection report dated as of August 31, 1998,
(iii) AJIT structural report dated as of November 24, 1997, and (iv) City of Vernon walk-through inspection report dated as of November 19, 1997. Lessee shall have independently reviewed the Inspection Reports and investigated to its satisfaction the fitness or suitability of the Premises for Lessee's intended use of the Premises, including but not limited to, the Premises' compliance with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS"). In addition, Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use. Lessee shall, at Lessee's expense, comply with all present and future laws and requirements that impose any obligation, order or duty on Lessor or Lessee in respect of the Premises or any fixtures, equipment or other property contained therein, provided, however, if the application of such legal requirements is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c). Lessee shall promptly forward to Lessor any notice it receives of the violation of any law involving the Premises or its use and occupancy by Lessee or any other parties.

         2.4 ACKNOWLEDGMENTS. Lessee acknowledges that (except as provided elsewhere in this Lease): (a) it has been advised by Lessor to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, City and County requirements and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor nor Lessor's agents has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.
 3.      TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. Lessee's right to obtain early possession of the Premises is subject to the rights of Larry Hansel, as lessee (together with any sublessees thereof, the



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


"EXISTING LESSEE") pursuant to that certain Standard Industrial/Commercial Single-Tenant Lease-Net dated as of February 12, 1998, as modified by that certain Termination of Lease Agreement (the "TERMINATION AGREEMENT") of even date herewith. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall commence on a pro rata basis as provided in Section 1.5, and all other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period, except that Lessee's obligation to pay certain expenses of the Premises such as Real Property Taxes and insurance premiums shall be prorated in proportion to the square footage of the Premises then occupied by Lessee as more specifically described in Exhibit A. Early possession shall not advance or otherwise affect the Expiration Date.

         3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee as set forth in Exhibit A attached hereto and incorporated herein by this reference. With respect to any matters that are not within Lessor's exclusive control, Lessor's obligation shall be limited to enforcing its rights under the Termination Agreement to cause the Existing Lessee to comply therewith. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the applicable portion of the Premises. If possession of the entire Premises is not delivered within sixty
(60) days after the Commencement Date, Lessee may, at its option, regardless of whether Lessee has taken early possession of a portion of the Premises, by notice in writing within (10) ten days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Notwithstanding Lessee's failure to deliver such written notice of cancellation to Lessor, if possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5).


4.       RENT.

         4.1 RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

         4.2 PAYMENT. Lessee shall cause payment of Rent as the same may be adjusted from time to time to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

         4.3 ADDITIONAL RENT. Lessee shall pay to Lessor on the tenth business day of each calendar month of the Term, as additional Rent, (a) an amount equal to one-twelfth (1/12) of the annual cost of insurance premiums for the insurance coverage that is required to be obtained by Lessor pursuant to Paragraph 8.1 hereof, (b) an amount equal to one-twelfth (1/12) of the annual cost of Real Property Taxes pursuant to Paragraph 10.2 hereof, and (c) Lessor's management fee applicable to the Premises provided such management fee shall not exceed one percent (1%) of the gross collections applicable to the Property, including, without limitation, Base Rent, Additional Rent and other payments made by Lessee pursuant to this Lease and all payments made by the Existing Lessee. The amount to be paid by Lessee shall be set forth in a statement prepared by Lessor and delivered to Lessee no later than the first business day of the month.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or



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retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within thirty
(30) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security
Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within fourteen (14) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.       USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall be permitted to place signs and monuments on or about the Premises, provided such signage is in compliance with all Applicable Requirements. Lessee shall be permitted to conduct its operations during all reasonable times, provided Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties.
         6.2  HAZARDOUS SUBSTANCES.

              (A) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability,



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


including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

                  (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

                  (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought (or allowed to be brought) onto the Premises during the term of this Lease, by or for Lessee, excluding any Hazardous Substances brought onto the Premises by or at the direction of, Lessor.

                  (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought (or allowed to be brought) onto the Premises by or for Lessee (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE OR LESSOR FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY THE OTHER PARTY IN WRITING AT THE TIME OF SUCH AGREEMENT.

                  (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substances, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

                  (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "ALTERATIONS", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

                  (g) LESSOR'S TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, except



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that the Rent payable by Lessee for the period required for such remediation by
Lessor shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, or (ii) if the estimated cost to remediate such condition exceeds $100,000, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds$100,000. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

                  (h) LESSEE'S TERMINATION OPTION. If Lessor shall be obligated to remediate a Hazardous Substance Condition, which remediation can only be accomplished in such a manner that materially interferes with Lessee's use of the Premises, Lessee may, if such remediation has not been accomplished within six (6) months after the discovery of the need for such remediation, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such remediation is not completed within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice.

         6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease and subject to Lessor's rights to approve any Alterations to the Premises pursuant to Section 7.3, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements relating to Lessee's use and occupancy of the Premises and the requirements of any applicable fire insurance underwriter or rating bureau which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

         6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "LENDER" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times upon advance written or oral notice to Lessee and only when accompanied by a representative of Lessee during Lessee's normal business hours, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements by Lessee, or a contamination caused or allowed by Lessee or Lessee's agents and any related parties is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the reasonable cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7. MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

         7.1      LESSEE'S OBLIGATIONS.

                  (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities,



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such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, interior walls, ceilings, roofs (routine maintenance only), floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises, Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Except as provided in Section 7.1(c) below, Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building, including routine graffiti removal, provided, however, that (i) Lessee shall first obtain the approval of Lessor of the color selected for any exterior repainting, and (ii) Lessor shall retain the right to repaint the Building at any time, at Lessor's sole cost and expense, in a color satisfactory to Lessee.

                  (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, and (vii) clarifiers.

                  (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from (i) Lessee's failure to exercise and perform good maintenance practices or (ii) Lessee's installation of additional air conditioning units on the roof or (iii) damage caused by or permitted to occur by Lessee, its agents, employees or invitees, if the roof or the exterior walls, foundations, columns or beams of the Building ("other structural elements of the building") require repair or replacement as a result of latent defects, then the roof and other structural elements of the Building shall be repaired or replaced by Lessor, at Lessor's expense.

         7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 7.1(c) (Replacements), 9 (Damage or Destruction) and 14 (Condemnation), and without relieving Lessee of liability resulting from
(i) Lessee's installation of additional air conditioning units on the roof or
(ii) damage caused by or permitted to occur by Lessee, its agents, employees or invitees, Lessor, at Lessor's expense, shall (a) maintain in good order, condition and repair, the other structural elements of the Building, and (b) comply with the recommendations of IRC (or other reputable roofing inspector selected by Lessor) after inspection of the roof (as may be customary for prudent landlords of similar buildings but not more frequently than twice per calendar year) to make repairs to the roof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease. If Lessor shall be obligated to make structural or roof repairs, which repairs can only be accomplished in such a manner that materially interferes with Lessee's use of the Premises, Lessee may, if such repairs have not been accomplished within six (6) months after the discovery of the need for such repairs, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not completed within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice.

         7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                  (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's furniture, machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they do not involve puncturing, relocating or removing the roof or any existing bearing walls, and the cumulative cost thereof during this Lease as extended does not exceed $100,000 in the first full year of occupancy or $25,000 in any subsequent year.

                  (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Additionally, any consent for installation of equipment on the roof shall be deemed conditioned upon the supervision and approval of IRC (or other reputable roofing inspector selected by Lessor) prior to such installation and during all phases of work. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to the estimated cost of such Alteration or Utility Installation.

                  (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                  (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Trade Fixtures, Alterations and Utility Installations made by or placed on the Premises by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at the time of giving its consent to any Alterations and Utility Installations, elect in writing to be the owner of all or any specified part of the Alternations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

                  (b) REMOVAL. If Lessee shall desire to make any Alterations or Utility Installations, and such Alterations or Utility Installations require the consent of the Lessor, Lessor may, as a condition to giving its consent, require that the Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.
                  (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of

Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings and equipment, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within thirty (30) days following receipt of an invoice.

         8.2  LIABILITY INSURANCE.

                  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance in the same amounts and for the same coverage as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3  PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                  (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground lessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless elected by Lessor and/or required by a Lender), including coverage for earthquake, debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

                  (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

         8.4  LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                  (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                  (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                  (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be reasonably required by Lessor and/or Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance, and including the "Named Insured" endorsement to the policies, evidencing the addition of Lessor as an additional named insured thereunder. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, members, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee, except for (a) Lessor's gross negligence or willful misconduct, and (b) the negligence or other misconduct of Lessor, but only to the extent such claims is covered by Lessor's liability insurance required under Section 8.2(b) (except than Lessor's negligence or other misconduct shall not be limited if Lessor's fails to obtain liability insurance as required by Section 8.2(b)). If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. During such time as the Existing Lessee remains in possession of a portion of the Premises, Lessor shall not be liable for any damage arising from any act or neglect of such Existing Lessee, except as expressly set forth in this Lease (including, without limitation, the provisions of Paragraphs 2.2 (Condition) and 7.2 (Lessor's Obligations)). Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1 DEFINITIONS. The following definitions shall have the meanings given for the purposes of this Lease only and are not intended to modify or supplement any insurance policy.

                  (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a).

                  (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                  (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten
(10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee or a Default or breach by Lessee hereunder (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was by the gross negligence or willful misconduct of Lessee or a Default or breach by lessee hereunder, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

         9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option, and provide such funds during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received by Lessor from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                  (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8 WAIVE STATUTES. Notwithstanding any present or future statute to the contrary (including, without limitation, Cal. Civ. Code Section 1932,
1941 and 1942), Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to Lessor's obligations to make repairs or to terminate this Lease.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

         10.2

                  (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to (i) the Premises in which Lessee is in possession, and
(ii) the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor, including any payment attributable to penalties or interest for late payment, upon demand.

                  (b) ADVANCE PAYMENT. During all times that Lessor's Lender shall require impounds of Real Property Taxes and insurance premiums, Lessee shall pay such amounts in advance to Lessor with the payment of the Base Rent. The monthly payment shall be an amount equal to the amount of the estimated installment of taxes and insurance divided by the number of months remaining before the month in which the applicable installment becomes delinquent. When the actual amount of the applicable tax or insurance bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes or insurance premiums. If the amount collected by Lessor is insufficient to pay such Real Property Taxes or insurance premiums when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. Notwithstanding the foregoing, Lessee shall not be responsible for increased insurance premiums resulting from a breach of this Lease by Lessor. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade

Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within thirty (30) days after receipt of a written statement.

         11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.      ASSIGNMENT AND SUBLETTING.

         12.1     LESSOR'S CONSENT REQUIRED.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed. Lessee may assign this Lease without Lessor's consent to any entity that (i) is controlled by Lessee or its Affiliates, or (ii) is under common control with or by Lessee.

                  (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

                  (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                  (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may exercise all rights and remedies which Lessor may have by reason of such Breach.

                  (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

         12.2     TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                  (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall not constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                  (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting, however, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or any other person or entity liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such person or entity from liability under this Lease or sublease.

                  (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee, or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee as consideration for Lessor's considering and processing said request not to exceed $1,000. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                  (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. If Lessee's subletting of the Premises provides for the receipt by, on behalf of or on account of Lessee of any consideration of any kind whatsoever in excess of the pro rata rental and other charges due Lessor under this Lease, Lessee shall pay fifty percent (50%) of said excess to Lessor. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                  (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                  (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                  (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                  (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                  (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

                  (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 40 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) business days following written notice to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty
(30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                  (f) The discovery that any financial statement of Lessee given to Lessor was materially false.

         13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) business days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to five percent (5%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.4 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.5     BREACH BY LESSOR.

                  (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                  (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.      BROKERS.

         15.1 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers and Bart Pucci of Grubb & Ellis, whose fees shall be paid by Lessor pursuant to a separate agreement) in connection with this Lease, and that no one other than said named brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16. ESTOPPEL CERTIFICATES.

                  (a) Each Party (as "RESPONDING PARTY") shall within ten (10) business days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association or similar form, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                  (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.
                  (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS.Unless otherwise specifically indicated to the contrary, the word "DAYS" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of the individual members of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. NO RECORDING. Lessee shall not, without the prior written consent of Lessor, record this lease or any memorandum thereof.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over with Lessor's consent, then the Base Rent shall be increased to one hundred twenty-five percent (125%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State of California. Any litigation between the Parties hereto concerning this Lease shall be initiated in the County of Los Angeles.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "LESSOR'S LENDER") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; (iii) be bound by prepayment of more than one (1) month's rent, or (iv) be bound by any modification of this Lease unless such modification shall have been approved in writing by Lessor's Lender.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor before the execution of this Lease, Lessor shall obtain a non-disturbance agreement in form as set forth on Exhibit B from the Lender prior to the Start Date. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorneys to the record owner of the Premises.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs and signs permitted under Paragraph 6.1, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such Lessor interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

38.      OPTIONS.

         38.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the Original Term of this Lease pursuant to Paragraph 38.5 below; (b) the right of cancellation of this Lease pursuant to Paragraph 38.6 below; (c) the right to make first offer to purchase the Premises pursuant to Paragraph 38.7 below.

         38.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

         38.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

         38.4     EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more valid notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 38.4(a).

                  (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

         38.5     OPTION TO EXTEND ORIGINAL TERM.

                  (a) Subject to the provision of this Paragraph 38, Lessee shall have the option (an "OPTION TO EXTEND") to extend the Original Term of this Lease for a period of five (5) years (an "EXTENSION TERM"), upon all the terms and conditions of this Lease, except that the Base Rent shall be adjusted in the first year of such Option Term to ninety-five percent (95%) of the "FAIR MARKET RENTAL RATE" (as defined below). The Option to Extend may be exercised, if at all, only in the following manner: (i) Lessee shall deliver written notice to Lessor ("LESSEE'S INTEREST NOTICE") not more than nine (9) months nor less than twelve (12) months prior to the expiration of the Original Term stating that Lessee may be interested in exercising its Option to Extend; (ii) Lessor, after receipt of Lessee's Interest Notice, shall deliver notice (the "OPTION RENT NOTICE") to Lessee no less than eight (8) months prior to the expiration of the Original Term setting forth Lessor's determination of the Fair Market Rental Rate, which shall be applicable to the Premises during the Extension Term; and
(iii) if Lessee wishes to exercise such Option to Extend, Lessee shall, on or before the date occurring six (6) months prior to the end of the Original Term exercise the Option to Extend by delivering written notice thereof (the "OPTION TO EXTEND NOTICE") to Lessor. Concurrently with Lessee's delivery of the Option to Extend Notice, Lessee may, at its option, object to Lessor's determination of the Fair Market Rental Rate contained in Lessor's Option Rent Notice, in which case, the parties shall follow the procedure, and the Fair Market Rental Rate shall be determined, as set forth in Paragraph 38.5(b) below. The Base Rent for the Extension Term shall be 95% of the Fair Market Rental Rate determined below, but in no event less than the rental rate in effect in the last month of the Original Term. The term "FAIR MARKET RENTAL RATE" for the purposes of this Lease shall mean the current monthly rental rate being accepted by owners of comparable buildings in the City of Vernon on a net basis, for a comparable period of time, from non-equity tenants.

                  (b) If Lessee timely exercises the Option to Extend, the Original Term of this Lease shall be extended by the applicable Extension Term, and all the terms, covenants and conditions of this Lease shall remain unmodified and in full force and effect during the applicable Extension Term, except that the Base Rent payable during the Extension Term shall be as determined pursuant to this Paragraph 38.5. In the event Lessee objects in writing to the Fair Market Rental Rate initially determined by Lessor, Lessor and Lessee shall attempt to agree upon such Fair Market Rental Rate using their best good faith efforts. If Lessor and Lessee fail to reach agreement within fifteen (15) days following Lessee's delivery of its written objection (the "OUTSIDE AGREEMENT DATE"), then each Party shall place in a separate sealed envelope their final proposal as to Fair Market Rental Rate and such determination shall be submitted to appraisal as follows:

                      (i) Lessor and Lessee shall meet with each other within five (5) business days of the Outside Agreement Date and exchange the sealed envelopes and then open such envelopes in each other's presence. If Lessor and Lessee do not mutually agree upon the Fair Market Rental Rate within one (1) business day of the exchange and opening of envelopes, then, within ten (10) business days of the exchange and opening of envelopes, Lessor and Lessee shall engage an appraiser from CB Richard Ellis Appraisal Services (located in downtown Los Angeles) who is knowledgeable in the leasing of similar properties in the City of Vernon. Neither Lessor nor Lessee shall consult with such appraiser as to his or her opinion as to Fair Market Rental Rate prior to the appointment. The determination of the appraiser shall be limited solely to the issue of whether Lessor's or Lessee's submitted Fair Market Rental Rate for the Premises is the closest to the actual Fair Market Rental Rate for the Premises as determined by the appraiser, taking into account requirements of this provision regarding same. Such appraiser may hold such hearings and require such briefs as the appraiser, in his or her sole discretion, determines are necessary.

                      (ii) The appraiser shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rental Rate, and shall notify Lessor and Lessee thereof.

                      (iii) The decision of the appraiser shall be binding upon Lessor and Lessee, except as provided below.

                      (iv) The cost of the appraiser shall be paid by lessor and Lessee equally.


        38.6 OPTION TO CANCEL LEASE. Notwithstanding anything to the contrary contained herein, Lessee shall have a one-time option to cancel this Lease ("CANCELLATION OPTION") in accordance with the following terms and conditions:

                  (a) If Lessee desires to exercise the Cancellation Option, Lessee shall give Lessor irrevocable written notice (the "CANCELLATION NOTICE") of Lessee's exercise of this Cancellation Option, which shall be delivered by Lessee to Lessor no later than the date that is twelve (12) months prior to the Cancellation Date (defined below).

                  (b) If Lessee gives the Cancellation Notice and complies with all of the provisions in this Paragraph, the Lease shall terminate at 11:59 p.m. on November 30, 2004 (the "CANCELLATION DATE").

                  (c) In order for such Cancellation Notice to be effective, it must be accompanied by the cancellation fee in the amount of all unamortized lease commissions and eleven percent (11%) interest thereon computed from the Cancellation Date through May 31, 2006, which shall be payable only in cash or certified funds.

                  (d) Lessee's obligations to pay Rent and any other costs or charges under this Lease, and to perform all other Lease obligations for the period up to and including the Cancellation Date, shall survive the termination of this Lease.

                  (e) In the event Lessee exercises the Cancellation Option, Lessee covenants and agrees to surrender full and complete possession of the Premises to Lessor on or before the Cancellation Date vacant, broom-clean, in good order and condition, and in accordance with the provisions of this Lease, and thereafter the Premises shall be free and clear of all leases, tenancies, and rights of occupancy of any entity claiming by or through Lessee.

         38.7 FIRST RIGHT TO MAKE OFFER TO PURCHASE. Lessor shall provide Lessee with written notice (a "SALE NOTICE") from time to time at any time during the first thirty-six (36) months of the Original Term when (a) Lessor determines that the Premises will be listed for sale to third parties, or (b) Lessor receives an unsolicited offer to purchase the Premises, provided such offer contains sufficient information as to permit the offer to be evaluated by Lessor.

Lessor shall provide the Sale Notice at least three (3) business days prior to listing the Premises for sale as provided in (a) above, and not more than three
(3) business days after any definitive unsolicited offer is received as provided in (b) above. The Sale Notice shall generally inform Lessee of the terms of such proposed sale. Lessor shall not be required to give a Sale Notice for any transfer of the premises to an entity controlled by, controlling or under the common control of, Lessor. Lessee shall have three (3) business days from the delivery of the Sale Notice to submit an offer to Lessor on the same terms and conditions contained in the Sale Notice. If Lessee fails to submit an offer within the specified time, it shall be conclusively presumed that Lessee has no interest in purchasing the Premises. Except for the Sale Notice required pursuant to this Paragraph 38.7, Lessor shall be under no obligation to offer, advise, negotiate or consult with Lessee in any manner whatsoever with respect to a sale of the Premises. Lessor and Lessee agree that the requirement for notice pursuant to this Paragraph 38.7 shall never be deemed or construed to constitute an option to purchase or first right of refusal, or in any manner relate back to the date hereof, and shall not be applicable, in any event, to a foreclosure of any Security Device or a deed-in-lieu of foreclosure.

39. FINANCIAL STATEMENTS. (a) Lessee shall deliver to Lessor, as soon as available, but not later than ninety (90) days following the end of its fiscal year, the following financial statements each audited by an independent certified public accounting firm acceptable to Lessor and certified by a senior financial officer of Lessee as true, correct and complete in all material respects as of the end of and for such period and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case in such detail as Lessor may reasonably request and setting forth in comparative form the corresponding figures for the immediately preceding fiscal year of Lessee:

             (i)   a balance sheet of Lessee as of the end of such fiscal year;

             (ii) a statement of income and expenses of Lessee for such fiscal year;

             (iii) a statement of cash flows of Lessee for such fiscal year; and

             (iv) a statement of changes in owner's equity of Lessee for such fiscal year.

(b) Lessee shall deliver to Lessor, as soon as available, but not later than forty-five (45) days following the end of each of its first three fiscal quarters of each fiscal year, an unaudited copy of each of the foregoing financial statements as of the end of such quarter and certified by a senior financial officer of Lessee as true, correct and complete in all material respects as of the end of and for such period and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case in such detail as Lessor may reasonably request.

(c) Lessee shall deliver to Lessor, concurrently with the filing thereof, the federal and state tax returns for Lessee.

(d) At any time and from time to time Lessee shall deliver to Lessor or its agents such other financial data as Lessor or its agents shall reasonably request with respect to Lessee and the maintenance, use and operation of the Premises.

(e) Any information obtained from Lessee's financial statements shall be confidential and shall not be disclosed other than to carry out the purposes of this Lease; provided, however, Lessor shall incur no liability for the inadvertent disclosure of any such information. Lessor may divulge the contents of any financial statements in connection with any financing arrangement or sale of Lessor's interest in the Premises or in connection with any administrative or judicial proceedings.

40. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. 41. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

43. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. MEMORANDUM OF LEASE. Lessor and Lessee shall execute a Memorandum of this Lease in the form attached hereto as Exhibit C, and either Lessor or Lessee may record an original copy of such Memorandum of Lease in the Los Angeles County Recorder's Office.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

IN WITNESS WHEREOF, the Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:   Los Angeles                                    Executed at:    So. El Monte
            ------------------------------------                          ------------------------------------
on:   11/23/98                                                on:   11/20/98
   ---------------------------------------------                 ---------------------------------------------
By LESSOR:                                                    By LESSEE:
ON SANTA FE PARTNERS, LLC, a                                  THE SIRENA APPAREL GROUP, INC., a
California limited liability company                          Delaware  corporation

By:  ARCHIBALD DISTRIBUTION CENTER,                           By:   /S/ MAURICE "CORKY" NEWMAN
         L.P., a California limited partnership,                 ---------------------------------------------
         its manager                                          Name Printed:  Maurice ("Corky") Newman
                                                              Title:  Chairman and Chief Operating Officer

         By:MEDENAH HOLDINGS, INC.,                           By:  /S/ RICHARD GERHART
              a California corporation                           ---------------------------------------------
                                                              Name Printed:   Richard Gerhart
                  By:  /S/ MURAD M. SIAM                                   -----------------------------------
                     ---------------------------              Title:   Chief Financial Officer
                  Name:  Murad M. Siam                              ------------------------------------------
                  Its:  Vice President                        Address:          10333 Vacco Street
                                                                                South El Monte,  California 91733
Address: c/o Investment Development                                             Attn: Maurice ("Corky") Newman
                                                                                Facsimile:  (626)442-2280
                  Services, Inc.
                  888 West Sixth Street, 9th Fl.              Federal ID No.   95-4475766
                  Los Angeles, California 90017                             -----------------------------------
                  Attn:  M. M. Siam
Facsimile:  (213)627-9937
Federal ID No.  95-4670425

                                    EXHIBIT A



                                                                                                                Rent
                                            Approx. Sq.           Pro Rata              Date to be            Commence.
Bay Number            Use                       Ft.                Share                 Available              Date
----------            ---                   ----------            --------              ----------            ---------
One                   Office                69,000                33.34%                12/98                 1/1/99
Two                   Cutting               46,000                22.22%                5/99                  6/1/99
Three                 Raw Mat.              46,000                22.22%                5/99                  6/1/99
Four                  Dist./Rack            46,000                22.22%                ASAP                  12/1/98

                                    EXHIBIT B

         FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

--------------------------------------------------------------------------------


When recorded, return to:
MORGAN, LEWIS & BOCKIUS, LLP
300 S. GRAND AVE., 22ND FLOOR
LOS ANGELES, CA 90071
Attn: William D. Ellis, Esq.



                   AGREEMENT OF SUBORDINATION, NON-DISTURBANCE
                                 AND ATTORNMENT


                  THIS AGREEMENT OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT is made as of the ___ day of November, 1998, by and among ON SANTA FE PARTNERS, LLC, a California limited liability company ("Lessor"), THE SIRENA APPAREL GROUP, INC., a Delaware corporation ("Lessee"), and CARBON CAPITAL MORTGAGE PARTNERS I, L.P., a Delaware limited partnership, and its successors and assigns (collectively "Lender").

                               W I T N E S S E T H

                  WHEREAS, Lessor is the owner of a certain tract of land with improvements thereon ("Property"), and said tract is more fully described in Exhibit "A", which is attached hereto and incorporated herein by reference as if fully set forth at this point; and

                  WHEREAS, Lender has made a loan and is the owner of an indebtedness and holder of a certain Note, secured by a Deed of Trust and Security Agreement of even date therewith ("Mortgage"), recorded in the records of Los Angeles County, California, constituting a first lien upon the Property, and secured by an assignment of Lessor's interest in the Lease hereinafter described as more particularly set forth in a certain Assignment of Leases and Rents; and

                  WHEREAS, under a certain Standard Lease Agreement ("Lease") dated of even date herewith, between Lessor and Lessee, as evidenced by a Memorandum of Lease recorded concurrently herewith, Lessor did lease, let and demise a portion of the Property ("Premises") as described in the Lease to Lessee for the period of time and upon the covenants, terms and conditions therein stated; and

                  WHEREAS, Lender desires that the Lease be subordinated to the Mortgage, and that Lessee agree to attorn to the purchaser at foreclosure of the Mortgage in the event of such foreclosure or to Lender in the event of collection of the rent by Lender; and

                  WHEREAS, Lessee is willing to agree to attorn if Lender will recognize Lessee's rights under the Lease.

                  NOW, THEREFORE, in consideration of the covenants, terms, conditions and agreements herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree, covenant and warrant as follows:

                  1. That the terms, covenants, provisions and conditions of the Lease and the rights of the Lessee thereunder are and will continue to be subordinate to the Mortgage, and the lien thereof, and to any renewal, substitution, extension or replacement thereof.

                  2. So long as (i) Lessee is not in default (beyond any period given Lessee to cure such default) in the payment of rent or additional rent or in the performance or observance of any of the other terms, covenants, provisions or conditions of the Lease on Lessee's part to be performed or observed, (ii) Lessee is not in default under this Agreement and (iii) the Lease is in full force and effect: (a) Lessee's possession of the Premises and Lessee's rights and privileges under the Lease, or any extensions or renewals thereof which may be affected in accordance with any option therefor which is contained in the Lease, shall not be diminished or interfered with by Lender, and Lessee's occupancy of the Premises shall not be disturbed by Lender for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof and (b) Lender will not join Lessee as a party defendant in any action or proceeding to foreclose the Mortgage or to enforce any rights or remedies of Lender under the Mortgage which would cutoff, destroy, terminate or extinguish the Lease or Lessee's interest and estate under the Lease (except to the extent that Lessee's right to receive or set-off any monies or obligations owed or to be performed by any of Lender's predecessors-in-interest shall not be enforceable thereafter against Lender or any of Lender's successors-in-interest).

         3. 3.1 After notice is given by Lender that the Mortgage is in default and that the rentals under the Lease should be paid to Lender, Lessee will attorn to Lender and pay to Lender, or pay in accordance with the directions of Lender, all rentals and other monies due and to become due to Lessor under the Lease or otherwise in respect of the Premises; and such payments shall be made regardless of any right of set-off, counterclaim or other defense which Lessee may have against Lessor, whether as the tenant under the Lease or otherwise.

                  3.2 In addition, if Lender (or its nominee or designee) shall succeed to the rights of Lessor under the Lease through possession or foreclosure action, delivery of a deed or otherwise, or another person purchases the Premises upon or following foreclosure of the Mortgage, then at the request of Lender (or its nominee or designee) or such purchaser (Lender, its nominees and designees, and such purchaser, each being a "SUCCESSOR-LESSOR"), Lessee shall attorn to and recognize Successor-Lessor as Lessee's landlord under the Lease and shall promptly execute and deliver any instrument that Successor-Lessor may reasonably request to evidence such attornment. Upon such attornment, the Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor-Lessor and Lessee upon all terms, conditions and covenants as are set forth in the Lease, except that Successor-Lessor shall not:

                  (a) be liable for any previous act or omission of Lessor under the Lease;

                  (b) be subject to any offset, defense or counterclaim which shall have theretofore accrued to Lessee against Lessor;

                  (c) be bound by any modification of the Lease or by any previous prepayment of rent or additional rent for more than one (1) month which Lessee might have paid to Lessor, unless such modification or prepayment shall have been expressly approved in writing by Lender; and

                  (d) be liable for any security deposited under the Lease unless such security has been physically delivered to Lender except if Lessor has not delivered the Security Deposit to Lender Lessee shall nevertheless be entitled to have the Security Deposit applied toward the last month's rent accruing prior to the termination of the Lease.;

         4. Lessee shall promptly notify Lender of any default by Lessor under the Lease and of any act or omission of Lessor which would give Lessee the right to cancel or terminate the Lease or to claim a partial or total eviction. In the event of a default by Lessor under the Lease which would give Lessee the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease or to claim a partial or total eviction, or in the event of any other act or omission of Lessor which would give Lessee the right to cancel or terminate the Lease, Lessee shall not exercise such right (i) until Lessee has given written notice of such default, act or omission to Lender and (ii) unless Lender has failed, within sixty (60) days after Lender receives such notice, to cure or remedy the default, act or omission or, if such default, act or omission shall be one which is not reasonably capable of being remedied by Lender within such sixty (60) day period, until a reasonable period for remedying such default, act or omission shall have elapsed following the giving of such notice and following the time when Lender shall have become entitled under the Mortgage to remedy the same (which reasonable period shall in no event be less than the period to which Lessor would be entitled under the Lease or otherwise, after similar notice, to effect such remedy), provided that Lender shall with due diligence give Lessee written notice of its intention to and shall commence and continue to, remedy such default, act or omission. If Lender cannot reasonably remedy a default, act or omission of Lessor until after Lender obtains possession of the Premises, Lessee may not terminate or cancel the Lease or claim a partial or total eviction by reason of such default, act or omission until the expiration of a reasonable period necessary for the remedy after Lender secures possession of the Premises.

         5. Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Mortgage or any other instrument to which Lender may be a party, be or become subject to any liability or obligation to Lessee under the Lease or otherwise.

         6. All notices, demands, requests and other communications made hereunder shall be in writing and shall be properly given and deemed delivered on the date of delivery if sent by personal delivery or nationally recognized overnight courier and on the third business day following mailing if sent by certified or registered mail, postage prepaid, return receipt requested, as follows:

         If to Lender:       CARBON CAPITAL MORTGAGE PARTNERS I, L.P.
                             c/o WMF Carbon Mesa Advisors Inc.
                             11601 Wilshire Boulevard, Suite 2440
                             Los Angeles, CA 90025
                             Attn: Ms. Rikki Waechter

         with a copy to:     Mayer, Brown & Platt LLP
                             350 S. Grand Avenue, 25th Floor
                             Los Angeles, CA 90071
                             Attn: Alec G. Nedelman, Esq.

         If to Lessee:       THE SIRENA APPAREL GROUP, INC.
                             2825 S. Santa Fe Avenue
                             Vernon, California 90058
                             Attn: Maurice ("Corky") Newman

         With copy to:       Manatt, Phelps & Phillips
                             11355 W. Olympic Blvd.
                             Los Angeles, California 90064
                             Attn:  Robert M. Eller, Esq.

         and (until June 1, 1999 only):

                             THE SIRENA APPAREL GROUP, INC.
                             10333 Vacco Street
                             South El Monte, California 91733
                             Attn: Maurice ("Corky") Newman

         7. The agreements herein contained shall bind and inure to the benefit of the successors and assigns in interest of the parties hereto and, without limiting such, the agreement of the Lender shall specifically be binding upon any purchaser of the Property at a sale foreclosing the Mortgage.

         8. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered in their respective names and on their behalf; and if a corporation, by its officers duly authorized, on the day and year first above written.


                               LESSEE:

                               THE SIRENA APPAREL GROUP, INC., a Delaware corporation


                               By:
                                  ----------------------------------------

                               Name:
                                    --------------------------------------

                               Title:
                                     -------------------------------------



                               By:
                                  ----------------------------------------

                               Name:
                                    --------------------------------------

                               Title:
                                     -------------------------------------


                               LESSOR:

                               ON SANTA FE PARTNERS, LLC, a California limited liability company

                               By: ARCHIBALD DISTRIBUTION CENTER, L.P., a California limited partnership, its manager

                                     By:      MEDENAH HOLDINGS, INC., a
                                              California corporation


                                              By:
                                                 ------------------------------
                                              Name:    Murad M. Siam
                                              Title:   Vice President


                               LENDER:

                               CARBON CAPITAL MORTGAGE PARTNERS I, L.P., a
                               Delaware limited partnership

                               By:   CARBON CAPITAL MANAGEMENT, LLC, a
                                     California limited liability company


                                     By:
                                        ---------------------------------------
                                     Name:    Glenn A. Sonnenberg
                                     Title:   Managing Member


                                     By:
                                        ---------------------------------------
                                     Name:    Mitchell D. Clarfield
                                     Title:   Managing Member

  STATE OF CALIFORNIA               )
                                    ) ss.
  COUNTY OF LOS ANGELES             )


                  On November ___, 1998, before me, the undersigned, a notary public in and for said State, personally appeared _______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



  Signature                                                 [SEAL]
            ----------------------------


  STATE OF CALIFORNIA               )
                                    ) ss.
  COUNTY OF LOS ANGELES             )


                  On November ___, 1998, before me, the undersigned, a notary public in and for said State, personally appeared _______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



  Signature                                                 [SEAL]
            ----------------------------

  STATE OF CALIFORNIA               )
                                    ) ss.
  COUNTY OF LOS ANGELES             )


                  On November ___, 1998, before me, the undersigned, a notary public in and for said State, personally appeared _______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



  Signature                                                 [SEAL]
            ----------------------------

                                   EXHIBIT "A"
                             DESCRIPTION OF PROPERTY

  PARCEL 1:

  LOT 3 OF THE A.L. ROSS TRACT, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 36 PAGE 72 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

  EXCEPTING THE EAST 40 FEET THEREOF, INCLUDED IN SANTA FE AVENUE ACCORDING TO THE DECREE IN SUPERIOR COURT CASE NO. 66729.

  PARCEL 2:

  THAT PORTION OF LOT 1 OF TRACT NO. 11349, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 203 PAGES 33 AND 34 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING NORTHERLY OF THE WESTERLY PROLONGATION OF THAT CERTAIN COURSE IN THE NORTHERLY BOUNDARY OF SAID LOT 1; AS SHOWN ON SAID TRACT NO. 11349 AS HAVING A BEARING AND LENGTH OF NORTH 89- 30' 30" EAST 615 FEET.

  PARCEL 3:

  THAT PORTION OF LOT 2 OF A. L. ROSS TRACT, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 36 PAGE 72 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

  BEGINNING AT THE MOST WESTERLY NORTHWEST CORNER OF TRACT 11349, AS PER MAP RECORDED IN BOOK 203 PAGES 33 AND 34 OF MAPS, THENCE SOUTH 89- 33' WEST 198.90 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN PARCEL 1 OF DEED RECORDED IN BOOK 9784 PAGE 381, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG THE EAST LINE OF SAID PARCEL SOUTH 0- 29' EAST
  147.59 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL; THENCE EASTERLY 46.69 FEET ALONG A CURVE TO THE SOUTH, HAVING A RADIUS OF 383.06 FEET, A RADIAL LINE OF SAID CURVE THROUGH SAID SOUTHEAST CORNER BEARING NORTH 7- 23' 30" WEST; THENCE TANGENT TO SAID CURVE NORTH 89- 35' 30" EAST 152.51 FEET TO THE WEST LINE OF SAID TRACT 11349; THENCE ALONG SAID WEST LINE NORTH 0- 33' WEST 144.89 FEET TO THE POINT OF BEGINNING.

  SAID LAND IS SHOWN AS PARCEL 1 ON A RECORD OF SURVEY FILED IN BOOK 51 PAGE 33, RECORDS OF SURVEY, IN THE OFFICE OF SAID RECORDER.

  PARCEL 4:

  A RIGHT OF WAY FOR DRIVEWAY PURPOSES OVER A STRIP OF LAND 40 FEET WIDE EXTENDING FROM THE NORTH LINE OF PREMISES HEREIN DESCRIBED TO NORTH LINE OF EAST 37TH STREET, THE EAST LINE OF SAID STRIP OF LAND BEING PARALLEL WITH AND DISTANT WEST 239.22 FEET MEASURED AT RIGHT ANGLES FROM THE EAST LINE OF LOT 2 OF A. L. ROSS TRACT AND THE SOUTH PROLONGATION THEREOF.

  EXCEPT THEREFROM ANY PORTION THEREOF INCLUDED IN SAID PARCEL 3.

                                   EXHIBIT C
                          FORM OF MEMORANDUM OF LEASE

--------------------------------------------------------------------------------


  RECORDING REQUESTED BY AND
  WHEN RECORDED RETURN TO:

  MORGAN, LEWIS & BOCKIUS, LLP
  300 South Grand Avenue, 22nd Floor
  Los Angeles, California 90071
  Attn:  William D. Ellis, Esq.

--------------------------------------------------------------------------------
                                        space above line for recorder's use only


                               MEMORANDUM OF LEASE


                  THIS MEMORANDUM OF LEASE is made effective as of November ___, 1998, by and among On Santa Fe Partners, LLC, a California limited liability company ("Landlord"), and The Sirena Apparel Group, Inc., a Delaware corporation ("Tenant"), who agree as follows:

                  (a) Premises. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord upon and subject to the terms of that certain unrecorded Lease, dated as of November __, 1998 (the "Lease") all of Landlord's right, title and interest in and to that certain real property situated in the County of Los Angeles, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by reference, commonly known as 2825 South Santa Fe Avenue, Vernon, California . The terms and provisions of the Lease are incorporated into this Memorandum of Lease by this reference as though fully set forth herein.

                  (b) Initial Term. The initial term of the Lease will expire on May 31, 2006.

                  (c) Option Terms. Landlord has granted to Tenant one option to extend the initial term of the Lease for five (5) years.

                  (d) No Modification. This Memorandum of Lease has been executed for purposes of recordation only and shall not modify the terms and provisions of the Lease in any manner.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

                  IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the day and year first above written.


  "LANDLORD"                                     "TENANT"

  ON SANTA FE PARTNERS, LLC,                     THE SIRENA APPAREL GROUP, INC.,
  a California limited liability company         a Delaware corporation


  By:    ARCHIBALD DISTRIBUTION                  By:
         CENTER, L.P., a California                 ---------------------------
         limited partnership
                                                 Print Name:
                                                            -------------------
                                                 Its:
                                                     --------------------------

         By:      MEDENAH HOLDINGS,
                  INC., a California
                  corporation

                  By:
                     -----------------------
                  Print Name:  Murad M. Siam
                  Its:  Vice President

                                    EXHIBIT A
                             DESCRIPTION OF PROPERTY

  PARCEL 1:

  LOT 3 OF THE A.L. ROSS TRACT, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 36 PAGE 72 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

  EXCEPTING THE EAST 40 FEET THEREOF, INCLUDED IN SANTA FE AVENUE
  ACCORDING TO THE DECREE IN SUPERIOR COURT CASE NO. 66729.

  PARCEL 2:

  THAT PORTION OF LOT 1 OF TRACT NO. 11349, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 203 PAGES 33 AND 34 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING NORTHERLY OF THE WESTERLY PROLONGATION OF THAT CERTAIN COURSE IN THE NORTHERLY BOUNDARY OF SAID LOT 1; AS SHOWN ON SAID TRACT NO. 11349 AS HAVING A BEARING AND LENGTH OF NORTH 89- 30' 30" EAST 615 FEET.

  PARCEL 3:

  THAT PORTION OF LOT 2 OF A. L. ROSS TRACT, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 36 PAGE 72 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

  BEGINNING AT THE MOST WESTERLY NORTHWEST CORNER OF TRACT 11349, AS PER MAP RECORDED IN BOOK 203 PAGES 33 AND 34 OF MAPS, THENCE SOUTH 89- 33' WEST 198.90 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN PARCEL 1 OF DEED RECORDED IN BOOK 9784 PAGE 381, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG THE EAST LINE OF SAID PARCEL SOUTH 0- 29' EAST
  147.59 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL; THENCE EASTERLY 46.69 FEET ALONG A CURVE TO THE SOUTH, HAVING A RADIUS OF 383.06 FEET, A RADIAL LINE OF SAID CURVE THROUGH SAID SOUTHEAST CORNER BEARING NORTH 7- 23' 30" WEST; THENCE TANGENT TO SAID CURVE NORTH 89- 35' 30" EAST 152.51 FEET TO THE WEST LINE OF SAID TRACT 11349; THENCE ALONG SAID WEST LINE NORTH 0- 33' WEST 144.89 FEET TO THE POINT OF BEGINNING.

  SAID LAND IS SHOWN AS PARCEL 1 ON A RECORD OF SURVEY FILED IN BOOK 51 PAGE 33, RECORDS OF SURVEY, IN THE OFFICE OF SAID RECORDER.

  PARCEL 4:

  A RIGHT OF WAY FOR DRIVEWAY PURPOSES OVER A STRIP OF LAND 40 FEET WIDE EXTENDING FROM THE NORTH LINE OF PREMISES HEREIN DESCRIBED TO NORTH LINE OF EAST 37TH STREET, THE EAST LINE OF SAID STRIP OF LAND BEING PARALLEL WITH AND DISTANT WEST 239.22 FEET MEASURED AT RIGHT ANGLES FROM THE EAST LINE OF LOT 2 OF A. L. ROSS TRACT AND THE SOUTH PROLONGATION THEREOF.

  EXCEPT THEREFROM ANY PORTION THEREOF INCLUDED IN SAID PARCEL 3.